Exhibit o(i) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K



                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretary of Federated Stock Trust______________________________________________________ and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



SIGNATURES                              TITLE                                           DATE

/s/ John F. Donahue                   Chairman and Trustee                          December 6, 1999
-----------------------
John F. Donahue                         (Chief Executive Officer)


/s/Glen R. Johnson                      President                                   December 6, 1999
Glen R. Johnson

/s/ J. Christopher Donahue Executive Vice President                                 December 6, 1999
---------------------------
J. Christopher Donahue

/s/ Richard J. Thomas                   Treasurer                                   December 6, 1999
----------------------------------
Richard J. Thomas                       (Principal Financial and
                                         Accounting Officer)

/s/ T.G. Bigley                         Trustee                                     December 6, 1999
Thomas G. Bigley

/s/ N. P. Constantakis            Trustee                                           December 6, 1999
------------------------
Nicholas P. Constantakis

/s/ John T. Conroy                      Trustee                                     December 6, 1999
-----------------------
John T. Conroy

/s/ William J. Copeland                 Trustee*                                    December 6, 1999
-----------------------
William J. Copeland

/s/ James E. Dowd                       Trustee**                                   December 6, 1999
-----------------------
James E. Dowd





/s/ Lawrence D. Ellis                   Trustee                                     December 6, 1999
Lawrence D. Ellis, M.D.

/s/ Edward L. Flaherty                  Trustee**                                   December 6, 1999
----------------------
Edward L. Flaherty

/s/ Peter E. Madden                     Trustee                                     December 6, 1999
-----------------------
Peter E. Madden

/s/ John E. Murray Jr.                  Trustee                                     December 6, 1999
John E. Murray, Jr.

/s/ Wesley Posvar                       Trustee**                                   December 6, 1999
Wesley W. Posvar

/s/ Marjorie P. Smuts                   Trustee                                     December 6, 1999
-----------------------
Marjorie P. Smuts


                                    *Resigned April 2, 1999
                                    **Resigned January 2, 1999


Sworn to and subscribed before me this _6th__ day of _December, 1999_.


/s/ Madaline P. Kelly
Madalline P. Kelly
Notary Public

                               Notarial Seal
                     Madeline P. Kelly, Notary Public
                      Baldwin Boro, Allegheny County
                    My Commission Expires Feb. 22, 2000
Member, Pennsylvania Association of Notaries